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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 13, 1999



                     Computer Network Technology Corporation
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               (Exact name of registrant as specified in charter)



  Minnesota                 0-139944               41-1356476
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(State or other           (Commission             (IRS Employer
jurisdiction of           File Number)          Identification No.)
incorporation)



    605 North Highway 169, Suite 800, Minneapolis, MN 55441 (Address of
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                    principal executive offices) (Zip Code)



Registrant's telephone number, including area code (612) 797-6000




(Former name or former address, if changed since last report.)
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 Item 5.  Other Events.

The registrant has announced an agreement with Compaq Computer Corporation to incorporate the registrant's technology into Compaq's Enterprise Network Storage Architecture (ENSA) solutions. The announcement and the agreement are attached hereto as Exhibit 99.1 and Exhibit 99.2 respectively.

FORWARD LOOKING INFORMATION

Information contained herein and in the Exhibits hereto may contain forward looking statements that involve risks and uncertainties with respect to the fair value of assets acquired, the amount of liabilities assumed and otherwise. These forward looking statements include the words "believes", "expects", "anticipates" and similar expressions. These forward looking statements involve certain risks and uncertainties, including those related to general economic and business conditions, changes in market conditions and competitive pressures.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    COMPUTER NETWORK TECHNOLOGY CORPORATION



Dated: October 13, 1999             By:     /s/ Gregory T. Barnum
                                       ---------------------------------
                                       Name: Gregory T. Barnum
                                       Title:  Chief Financial Officer

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                                  EXHIBIT INDEX


99.1     Press Release.
99.2 Trademark License between Compaq Computer Corporation and Computer Network Technology Corporation.

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